 NO DEALER, SALESPERSON OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFOR-MATION OR TO MAKE ANY REPRESENTATIONS, NOT CONTAINED IN THIS PROSPECTUS OR IN THE STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE INVESTMENT ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                ---------------

DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT:

Wayne Hummer Investments L.L.C.
300 South Wacker Drive
Chicago, Illinois 60606

INVESTMENT ADVISER AND PORTFOLIO ACCOUNTING AGENT:

Wayne Hummer Management Company
300 South Wacker Drive
Chicago, Illinois 60606

AUDITORS:

Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

COUNSEL:

Vedder, Price, Kaufman & Kammholz
222 North LaSalle Street
Chicago, Illinois 60601

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT:

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Summary of Expense Information.............................................   2
Financial Highlights.......................................................   2
Introduction...............................................................   3
Investment Objective, Policies and Restrictions............................   3
Risks......................................................................   4
Purchase of Shares.........................................................   4
Redemption of Shares.......................................................   6
Management of the Trust....................................................   7
Description of Shares......................................................   7
Pricing of Shares..........................................................   8
Performance Information....................................................   9
Dividends..................................................................   9
Taxes......................................................................   9
Impact of Year 2000........................................................   9
Reports to Shareholders....................................................  10

[LOGO OF WAYNE HUMMER MONEY FUND TRUST]

Wayne
Hummer              A NO-LOAD
Money               MONEY MARKET FUND
Fund
Trust

                300 South Wacker Drive, Chicago, Illinois 60606

The Wayne Hummer Money Fund Trust (the "Trust") is a no-load money market mu-tual fund organized as a Massachusetts business trust. The objective of the Trust is to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. An investment in the Trust is not a deposit or obligation of or guaranteed or insured by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. There can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share. Assistance with opening an account and information about the Trust may be obtained from Wayne Hummer Investments L.L.C. ("Wayne Hummer") at the above address or by telephone at one of the following numbers:

                       CHICAGO RESIDENTS (312) 431-1700
                           TOLL FREE (800) 621-4477

This prospectus sets forth concisely information about the Trust that a pro-spective investor ought to know before investing. Please read this prospectus and retain it for future reference. A Statement of Additional Information dated July 31, 1998 (which is incorporated herein by reference) has been filed with the Securities and Exchange Commission. It may be obtained from the Trust at no charge by calling one of the numbers listed above or by writing to Wayne Hummer at the above address.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

[LOGO OF WAYNE HUMMER INVESTMENTS LLC]

                               ---------------

                 The date of this prospectus is July 31, 1998.

                        SUMMARY OF EXPENSE INFORMATION

Shareholder Transaction Expenses
 Maximum Sales Load Imposed on Purchases or Reinvested Dividends......... None
 Deferred Sales Load..................................................... None
 Redemption Fee.......................................................... None
 Exchange Fee............................................................ None
Annual Trust Operating Expenses (as a percentage of average net assets)
 Management Fees.........................................................  .50%
 12b-1 Fees.............................................................. None
 Other Expenses (primarily transfer agent, shareholder service and cus-
  todian)................................................................  .22%
                                                                          ----
   Total Trust Operating Expenses........................................  .72%
                                                                          ====

EXAMPLE

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
An investor would pay the following expenses on
 a $1,000 investment, assuming (1) a 5% annual
 return, and (2) redemption at the end of each
 time period. As noted in the table above, the
 Trust does not charge any redemption fee......    $7     $23     $40     $89

  The purpose of the preceding table and example is to assist investors in understanding the various costs and expenses that an investor (referred to herein as a "Shareholder") in the Trust will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission and is not intended to be representative of past or future performance of the Trust. See "Management of the Trust" and "Financial Highlights" for further information.

                             FINANCIAL HIGHLIGHTS

                (for a Share outstanding throughout each year)

  The table below reflects the results of the Trust's operations for the ten fiscal periods ended March 31, 1998. The Trust's audited financial statements and information in the table for the most recent five years, including the report thereon of Ernst & Young LLP, independent auditors, are included in the Trust's annual report for the year ended March 31, 1998, which is incorporated by reference into the Statement of Additional Information. The Statement of Additional Information may be obtained from Wayne Hummer upon request and without charge.

                                                       YEAR ENDED MARCH 31,
                          -------------------------------------------------------------------------------------------
                           1998     1997     1996     1995        1994     1993     1992     1991     1990     1989
                          -------  -------  -------  -------     -------  -------  -------  -------  -------  -------
Net asset value, begin-
 ning of year...........  $  1.00    $1.00    $1.00    $1.00      $ 1.00   $ 1.00    $1.00    $1.00    $1.00    $1.00
Income from investment
 operations:
 Net investment income..     0.04     0.04     0.05     0.04        0.02     0.03     0.05     0.07     0.07     0.07
 Less dividends from in-
  vestment income.......    (0.04)   (0.04)   (0.05)   (0.04)      (0.02)   (0.03)   (0.05)   (0.07)   (0.07)   (0.07)
                          -------  -------  -------  -------     -------  -------  -------  -------  -------  -------
Net asset value, end of   $  1.00    $1.00    $1.00    $1.00      $ 1.00    $1.00    $1.00    $1.00    $1.00    $1.00
 year...................  =======    =====    =====    =====      ======    =====    =====    =====    =====    =====
Total return............     5.07%    4.80%    5.18%    4.24%(a)    2.47%    2.83%    4.74%    7.34%    8.47%    7.58%
RATIOS AND SUPPLEMENTARY
 DATA
Net assets, end of pe-
 riod ($000's)..........  298,908  238,238  226,273  155,248     153,529  158,170  180,823  220,297  175,287  140,366
Ratio of total expenses
 to average net assets..     0.72%     .74%     .79%     .80%        .80%     .79%     .76%     .80%     .82%     .85%
Ratio of net investment
 income to average net
 assets.................     4.96%    4.70%    5.04%    4.16%       2.44%    2.80%    4.66%    7.06%    8.11%    7.39%

-------
NOTE TO FINANCIAL HIGHLIGHTS:
  (a) The total return includes the effect of the capital contribution of $0.0011 per share from Wayne Hummer Investments LLC. The return without the capital contribution would have been 4.12%.

                                 INTRODUCTION

  The Trust is a no-load, diversified, open-end management investment company organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 4, 1981 ("Trust Agreement"). The Trust is designed to provide a convenient means of investing funds where the direct purchase of money market instruments may be undesirable or impractical. An investment in the Trust permits participation in money market instruments (with maturities not exceeding one year from date of acquisition) while relieving the investor of most details associated with the direct purchase of money market instruments, such as the need to maintain bookkeeping records, to make frequent investment decisions, to schedule maturities and to provide for safekeeping. "No-load" means that the Trust imposes no commissions or charges when its Shares are purchased or redeemed.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

  The Trust seeks to maximize current income to the extent consistent with preservation of capital and maintenance of liquidity. Of course, there can be no assurance that the Trust will achieve its investment objective.

  The Trust seeks to achieve its investment objective by investing exclusively in the following types of money market instruments maturing in one year or less from time of purchase: (1) debt securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities (including securities supported by the limited right of the issuer to borrow from the U.S. Treasury, such as Federal Home Loan Bank securities, or solely by the creditworthiness of the issuer, such as Federal National Mortgage Association debentures and notes), and repurchase agreements/1/ with respect to any of such securities;
(2) zero coupon securities that are U.S. Treasury notes and bonds stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons; (3) certificates of deposit, variable rate certificates of deposit, time deposits, and banker's acceptances of United States banks (excluding foreign branches) having total assets of at least $1 billion and which are members of the Federal Deposit Insurance Corporation; (4) commercial paper at the time of purchase rated Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P") or, if unrated, issued or guaranteed by a corporation with outstanding debt rated Aa or better by Moody's or AA or better by S&P; and (5) any other corporate notes, bonds and debentures rated Aa or better by Moody's or AA or better by S&P at the time of purchase. In addition, the Trust limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. See the Statement of Additional Information and its "Appendix," for a description of commercial paper, note and bond ratings and for a more detailed description of the money market instruments in which the Trust may invest.

  Generally, the Trust will invest only in securities that are considered liquid and that are not subject to restriction as to disposition under the federal securities laws, except that the Trust may invest in money market instruments issued in a private placement under Section 4(2) of the Securities Act of 1933 ("Securities Act") and may invest up to 10% of its assets in illiquid securities. Securities issued pursuant to Section 4(2) include instruments similar in nature to commercial paper, but which are not entitled to the exemption afforded commercial paper by Section 3(a)(3) of the Securities Act because they were issued to finance other than current transactions or were issued with a maturity greater than nine months. The Trust's investment adviser considers Section 4(2) paper generally to be liquid. If a particular investment in Section 4(2) paper is determined not to be liquid, however, based on specified standards, the investment will be included within the 10% limitation on illiquid securities. The Board of Trustees has approved guidelines and procedures adopted by the investment adviser and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Trust's adviser. The Board, however, will retain oversight and be ultimately responsible for the determination. See "Investment Objective, Policies and Restrictions" and "Trust Investments" in the Statement of Additional Information.

  In addition to the Section 4(2) paper, other types of "restricted" money market instruments that meet the Trust's credit, maturity and other investment criteria (such as high quality bonds with less than one year remaining to maturity) could be purchased or sold by the Trust in a private placement. The Trust does not have a current intention to purchase such securities, but is permitted to do so provided that investments in all securities considered illiquid were not greater than 10%.

  The 10% limitation on illiquid securities also would include securities for which a readily available market may not exist and repurchase agreements maturing in more than seven days. For a more detailed discussion of the Trust's investment restrictions, see the Statement of Additional Information, "Investment Objective, Policies and Restrictions."
-------
  /1/Repurchase agreements are instruments under which the Trust acquires ownership of a security and the seller (a broker-dealer or bank) agrees to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the Trust's holding period. In the event of bankruptcy or other default of a seller of a repurchase agreement the Trust might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income.

  It is the policy of the Trust to seek to maintain a net asset value of $1 per share, and, as a general policy, to hold securities until maturity. See "RISKS." Pursuant to an exemptive order obtained from the Securities and Exchange Commission and procedures adopted pursuant to Rule 2a-7, the Trust values its assets on the basis of amortized cost which permits it, if the investment adviser deems it advisable, to maintain a dollar weighted average portfolio maturity of up to 90 days. The Trust may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments. For additional information, see the Statement of Additional Information, "Pricing of Shares."

  The foregoing investment objective, policies and restrictions (as well as certain others specified in the Statement of Additional Information) may not be changed without the approval of the holders of a majority of the outstanding shares of the Trust as defined under "DESCRIPTION OF SHARES."

                                     RISKS

  While the Trust intends to invest in high quality money market instruments, these investments are not entirely without risk. An increase in interest rates generally will reduce the value of the Trust's investments and a decline in interest rates generally will increase their value. Redemptions of the Trust's Shares could necessitate the sale of securities at times when such sales would not otherwise be desirable. Because the Trust invests exclusively in short-term high quality money market instruments, such instruments generally may not yield as high a level of current income as longer term or lower grade securities which generally have less liquidity and greater fluctuation in value. Although the Trust seeks to maintain a net asset value of $1 per share, there is no assurance that it will be able to do so. For additional risks see the Statement of Additional Information, "Trust Investments" and "Investment Objective, Policies and Restrictions."

                              PURCHASE OF SHARES

  The Trust's Shares may be purchased through Wayne Hummer, 300 South Wacker Drive, Chicago, Illinois 60606 (the "Distributor"), without a sales charge at their net asset value next determined after an order in proper form and payment are received. The net asset value of the Trust's Shares is determined as of the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) on each business day and at 3:00 p.m. Chicago time on each other day in which there is a sufficient degree of trading in the securities held by the Trust so as to affect materially the Trust's net asset value. See "PRICING OF SHARES."

  The purchase price normally is $1 per Share. The minimum initial investment generally is $500 and subsequent investments generally must also be at least $500. The foregoing minimum investments may be lower for custodian accounts and accounts that are part of an employer sponsored and administered 401(K) pension plan. The minimum initial purchase of Shares with respect to an Individual Retirement Account, a Simplified Employee Pension Plan, a Defined Contribution Plan or any other type of retirement plan provided by Wayne Hummer is $500 and subsequent investments must be at least $100. The Trust reserves the right, in its sole discretion, at any time to vary the initial and subsequent investment minimums, to withdraw the offering or to refuse any purchase order.

  To purchase Shares, an investor who does not currently maintain a brokerage account with Wayne Hummer must establish one. Purchases will be effected through the investor's brokerage account and all Shares purchased are entered and credited to the account. Payment must be made to Wayne Hummer in cash or by check, draft or wire transfer, unless the necessary funds are already available as a free credit balance in the account. Shares may be purchased by mail, in person, or in the case where an investor has an adequate free credit balance in his or her brokerage account, automatically as described below. Shares purchased begin to earn dividends on the business day following the day on which an investor's order is effected.

  Orders received by Wayne Hummer with payment prior to the close of trading on the New York Stock Exchange (generally 3:00 p.m. Chicago time) will be effected that business day. Orders received after that time will be effected the next business day. In the case of an order for the purchase of Shares paid for by check, Wayne Hummer advances federal funds, usually not later than the next business day following receipt of an order in proper form, though the order is effected when the check is received by Wayne Hummer as described above. If Shares are purchased by a check which is subsequently dishonored, Wayne Hummer has the right to redeem such Shares and to retain any dividends or distributions made with respect thereto. "Business day" as used in this prospectus means any day that the New York Stock Exchange and federal banks in both Illinois and Massachusetts are open for business.

  Additional information on retirement plans provided by Wayne Hummer, including a description of applicable service fees and limitations on contributions and withdrawals, may be obtained by calling Wayne Hummer at the telephone numbers shown on the cover of this prospectus or by writing to Wayne Hummer, Attention: Retirement Plans Department, 300 South Wacker Drive, Chicago, Illinois 60606. A retirement plan account may combine investments in Trust Shares with investments in shares of Wayne Hummer Investment Trust or in other securities purchased through Wayne Hummer.

AUTOMATIC PURCHASES
  The Trust, in conjunction with Wayne Hummer, maintains a "sweep program" for the automatic purchase and redemption of Shares. Expenses of maintaining the "sweep program" are borne by Wayne Hummer pursuant to a Shareholder Service Agreement. See "MANAGEMENT OF THE TRUST." Under the program, free credit cash balances of $100 or more arising in a Shareholder's Wayne Hummer brokerage account are automatically invested in Shares on a specified day of each week (currently, Friday), or if the specified day is not a business day, then on the prior business day. Free credit balances of $500 or more arising from cash deposits into an account from dividend and interest payments that are not to be paid to the Shareholder in cash, or from any other source, are invested in Shares on the day of receipt in the account if deposited in the account prior to 3:00 p.m. Chicago time. Free credit balances of $500 or more arising from the sale of securities that do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities are invested in Shares on the business day on which the proceeds are received in the brokerage account. The automatic Share purchase procedure, and the automatic Share redemption procedure described below, may be suspended at any time by the Trust or Wayne Hummer. A Shareholder wishing to terminate his or her participation in the "sweep program" may do so at any time by notifying his or her Wayne Hummer investment executive.

SYSTEMATIC INVESTMENT PLAN
  Shareholders of the Trust (except retirement plan accounts) can arrange to have a pre-authorized amount ($100 minimum) drawn on their bank checking account and automatically invested in the Trust on a specified day of each month. An authorization agreement which contains details of the plan can be obtained from the Shareholder's Wayne Hummer investment executive. The Systematic Investment Plan may be terminated by the Trust at any time and by the Shareholder at any time by notifying his or her investment executive.

PAYROLL DIRECT DEPOSIT PLAN

  Once a Shareholder meets the Trust's minimum initial investment requirement, additional Shares may be purchased through Payroll Direct Deposit. Through this Plan, periodic investments (minimum $100) are made automatically from the Shareholder's payroll check into his or her existing Trust account. By enrolling in the Plan, the Shareholder authorizes his or her employer or its agents to deposit a specified amount from the Shareholder's payroll check into the Trust's bank account for the purchase of additional Shares. In most cases, the Shareholder's Trust account will be credited the day after the amount is received by the Trust's bank. In order to participate in the Plan, the Shareholder's employer must have direct deposit capabilities through Automated Clearing House available to its employees. The Plan may be used for other direct deposits, such as social security checks, military allotments, and annuity payments.

  To establish Payroll Direct Deposit, a Shareholder should call his or her investment executive to obtain the necessary information. Once the Plan is established, a Shareholder may alter the amount of the deposit, alter the frequency of the deposit, or terminate participation in the Plan by notifying his or her employer.

EXCHANGE PRIVILEGE

  Shareholders of the Trust have the unlimited privilege (without charge) of exchanging their Shares for shares of either the Wayne Hummer Growth Fund ( "Growth Fund") or the Wayne Hummer Income Fund ("Income Fund"), both of which are portfolios of the Wayne Hummer Investment Trust ("Investment Trust") and each of which operates as a separate no-load mutual fund. Similarly, shares of either the Growth Fund or the Income Fund may be exchanged for Shares of the Trust without charge. Exchanges may only be made, however, for shares of a Trust which are available for sale in the Shareholder's state of residence. A Shareholder desiring to utilize the exchange privilege should contact his or her Wayne Hummer investment executive at the phone number or address shown on the cover of this prospectus to obtain information about the Investment Trust's mutual funds and exchange procedures. No guarantee can be made as to the availability of the telephone exchange privilege (or the telephone redemption privilege discussed below) during emergency situations or unusual market conditions. Before exchanging Shares, Shareholders should read the Investment Trust prospectus carefully. Exchanges will be effected through the redemption of Shares tendered for exchange and the purchase of shares of the either Growth Fund or the Income Fund at their respective net asset values next determined after receipt by Wayne Hummer of the exchange request. For federal income tax purposes, an exchange constitutes a sale with respect to which a gain or loss may be realized depending upon whether the value of the Shares being exchanged is more or less than the Shareholder's adjusted cost basis.

                             REDEMPTION OF SHARES

  The Trust will redeem all or any number of a Shareholder's Shares without charge at their net asset value next determined after receipt by Wayne Hummer of a redemption request in proper form. Except for redemptions by check, redemption requests must be made to Wayne Hummer by telephone, mail or in person. Shares covered by a redemption request received in proper form prior to 3:00 p.m. Chicago time will continue to accrue dividends through the close of business on the date of receipt. Shares covered by a redemption request received in proper form after 3:00 p.m. Chicago time will continue to accrue dividends through the close of business on the next business day following the date of receipt. Redemption proceeds are normally credited to a Shareholder's Wayne Hummer brokerage account at the start of business on the next business day following the date through which dividends are accrued, but in no event later than three business days after the redemption request is received. In certain instances, redemptions may be automatically effected by Wayne Hummer as described below.

REDEMPTIONS BY CHECK
  A Shareholder (except retirement plan accounts) may establish a special checking account with State Street Bank and Trust Company for the purpose of redeeming Shares by check. Checks may be requested from Wayne Hummer. Checks may be written in amounts of $500 or more up to a maximum of $250,000 and may be made payable to any party.

  The checkwriting procedure for redeeming Shares enables a Shareholder to earn the dividends declared on Shares until such time as the check is presented to State Street Bank and Trust Company which effects the redemption on behalf of the Trust and makes payment on the check. If (1) the amount of the check is greater than the value in a Shareholder's account, or (2) the check is for an amount less than $500 or (3) the check is in excess of $250,000, the check will not be honored and will be returned unpaid to the person to whom the check was written. The Trust reserves the right to impose a charge for the checkwriting privilege at a future date, to charge for excessive use of the checkwriting privilege, to charge Shareholders its costs for stop payment requests and checks returned for any reason, and to make additional charges to recover the costs of providing the checkwriting service. The check redemption procedure may be suspended or terminated at any time by the Trust, Wayne Hummer or State Street Bank and Trust Company.

  At various times the Trust may be requested to redeem shares for which good payment has not been received. For example, if Shares are purchased by check, the Shareholder's check may not have been cleared through the banking system even though Wayne Hummer has advanced federal funds to effect the purchase. In such event, Wayne Hummer or, in the case of redemption by check, State Street Bank and Trust Company, may delay payment for redeemed Shares for up to 15 days while the Trust awaits assurance that good payment has been collected.

AUTOMATIC REDEMPTIONS

  Redemptions of Shares will be automatically effected on a daily basis by Wayne Hummer to satisfy debit balances of $10 or more existing in a Shareholder's brokerage account just prior to 3:00 p.m. Chicago time. After application of any free credit cash balances in the account to such debit balances, the number of Shares needed to satisfy the remaining debit balance will be redeemed at net asset value determined at 3:00 p.m. Chicago time that day. If more than one redemption transaction is processed on a specific day and the number of Shares available for redemption is insufficient to satisfy all redemption transactions, redemptions by check, if presented, will take precedence over redemption to satisfy debit balances resulting from activity in the Shareholder's brokerage account. The automatic redemption of Shares to settle debit balances in the brokerage account for purchases of other securities may occur prior to the settlement date of such purchases and, thus, the redemption proceeds may remain uninvested in the brokerage account until such settlement date.

  Due to the relatively high cost of maintaining accounts of less than $500, the Trust reserves the right to redeem involuntarily Shares in any account (other than a retirement plan account) for their then current value if at any time a Shareholder's total investment does not have a value of at least $500. A Shareholder will first be notified that the value of his or her account is less than $500 and will be allowed 60 days to make an additional investment before the involuntary redemption is made. The proceeds of an involuntary redemption will be credited promptly to the Shareholder's Wayne Hummer brokerage account and, on the following business day, will be mailed to the Shareholder by check.

  The Trust may suspend the right of redemption and the determination of net asset value and may postpone the date of payment for redeemed Shares beyond seven days under the following unusual circumstances: when the New

York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; when an emergency exists as determined by the Securities and Exchange Commission, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of Shareholders. For a more detailed description of these circumstances see the Statement of Additional Information, "Purchase and Redemption of Shares."

                            MANAGEMENT OF THE TRUST

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management and portfolio accounting services and serves as investment adviser to the Investment Trust as well as to various individual, institutional and fiduciary accounts. The Investment Adviser, organized in 1981, is owned by the voting members of Wayne Hummer, a securities brokerage firm, which acts as Shareholder Service Agent and Distributor.

  Subject to the general supervision of the Board of Trustees, the Investment Adviser determines the securities to be purchased, sold and held by the Trust, is responsible for management of the Trust's portfolio and places all orders subject to periodic review by the Board of Trustees.

  As compensation for its advisory and management services to the Trust, the Investment Adviser receives a fee from the Trust, payable monthly, at an annual rate based on a percentage of the Trust's average daily net assets. The annual rate of the advisory fee is .50% of the first $500 million of average daily net assets and is reduced at several breakpoints for average daily net assets in excess of $500 million. See the Statement of Additional Information, "Management of the Trust--Investment Adviser." The Investment Adviser has agreed to waive its fees to the extent that the Trust's operating expenses during any fiscal year exceed 1% of the Trust's average daily net assets. Expenses which are not subject to these limitations are interest, taxes, brokerage commissions and extraordinary items.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement. The Investment Adviser maintains the accounting books and records that constitute the record forming the basis for financial statements of the Trust; maintains the capital stock account for the Trust; prepares a daily trial balance for the Trust and calculates its net asset value; maintains all records of a financial nature to the Trust's transactions; and processes special ledgers and other reports when requested. As compensation for its accounting services to the Trust, the Investment Adviser receives an annual fee of .01 of 1% of average daily net assets of the Trust, which is computed and accrued daily and payable monthly; but such fee shall not exceed $15,000 per annum. In addition, the Investment Adviser receives an equipment fee of $50 per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and for other out-of-pocket costs which are incurred in providing the pricing and software services.

  Wayne Hummer provides services to the Trust pursuant to a Shareholder Service Agreement. Such services, which are provided at their approximate cost (excluding labor and overhead), if any, include such matters as: converting funds into or advancing Federal Funds for the purchase of Shares; transmitting purchase orders or redemption requests to the Transfer Agent; maintaining records of Shareholders' transactions; preparing and transmitting federal and state informational tax returns; recording Share dividends and forwarding cash dividends to Shareholders; maintaining the automatic Share redemption and purchase "sweep program"; generating and transmitting monthly statements; and providing telephonic and written communications with respect to Shareholder account inquiries.

                             DESCRIPTION OF SHARES

  The Trust's Agreement and Declaration of Trust ("Trust Agreement") permits the Trust to issue an unlimited number of full and fractional Shares. Each Share is without par value, represents a proportionate interest in the Trust which is equal to the proportionate interest represented by each other Share and is entitled to such distributions from the net investment income generated by the Trust's investments as are declared by the Trustees. Upon the liquidation of the Trust, Shareholders are entitled to share pro rata in the net assets that are available for distribution. Shares do not have cumulative voting rights nor any preemptive or conversion rights. Shares are fully paid and nonassessable when issued as described herein, except as expressly set forth below. Share Certificates are not issued. Shares owned and dividends paid thereon will be reflected in each Shareholder's Wayne Hummer monthly statement.

SHAREHOLDER VOTING RIGHTS

  As a general rule the Trust will not hold annual or other meetings of Shareholders. Under the Trust Agreement, Shareholders are entitled to vote in connection with the following matters: (1) for the election or removal of one or more Trustees if a meeting is called for that purpose; (2) with respect to the adoption of any contract for which Shareholder approval is required under the Investment Company Act of 1940 (such as the Trust's Investment Advisory and Management Agreement); (3) with respect to any termination of the Trust to the extent and as provided in the Trust Agreement; (4) with respect to any amendment of the Trust Agreement (other than amendments changing the name of the Trust, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) with respect to such additional matters relating to the Trust as may be required by law, the Trust Agreement, the By-laws of the Trust, any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of Shareholders and until the election and qualification of his or her successor or until such Trustee sooner dies, resigns, retires or is removed by vote of at least two-thirds of the Shares entitled to vote or a majority of the Trustees.

ADDITIONAL PORTFOLIOS

  The Trust Agreement permits the Board of Trustees to issue Shares in one or more series ("Portfolios"). Only one Portfolio is currently authorized, which is designated as the "Money Market Portfolio." If additional Portfolios are established, each Share of a particular Portfolio will represent an equal proportionate interest in the assets and liabilities belonging to such Portfolio with each other Share of that Portfolio. Should the Trust issue Shares in two or more Portfolios, voting with respect to certain matters will be by Portfolio (such as approval of the Investment Advisory and Management Agreement) and with respect to other matters will be by all Shareholders without regard to Portfolio (such as election of Trustees and the ratification of the selection of independent auditors).

SHAREHOLDER LIABILITY

  The Trust is organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. With respect to other claims, a Shareholder may be held personally liable to the extent that claims are not satisfied by the Trust. Upon payment of any such liability, however, Shareholders will be entitled to reimbursement from the general assets of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. See the Statement of Additional Information, "Shareholder Liability."

                               PRICING OF SHARES

  Shares may be purchased or redeemed at their net asset value, which normally is $1. The net asset value per Share is computed by dividing the value of the securities held by the Trust plus any other assets minus all liabilities by the total number of Shares outstanding. The securities held by the Trust will be valued using the amortized cost method of valuation. The net asset value per Share is determined on each day the New York Stock Exchange is open for trading as of the close of regular session trading on the Exchange (generally 3:00 p.m. Chicago time) and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities of the Trust's portfolio so as to affect materially the net asset value of the Shares. See the Statement of Additional Information, "Pricing of Shares." Expenses, including the fee payable to the Investment Adviser, are accrued daily.

                            PERFORMANCE INFORMATION

  From time to time, in advertisements or reports to shareholders, the Trust may quote recognized independent publishers and other sources, such as IBC Financial Data, Inc. or similar industry services, for purposes of comparing the Trust's rank or performance with that of other money market funds having similar investment objectives or asset size. Performance comparisons should not be considered representative of the future performance of the Trust.

  Additionally, from time to time, the Trust may quote "yield" and "effective yield" figures for the Trust's performance in advertisements and other materials furnished to present or prospective shareholders. Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of the Trust. The yield of the Trust refers to the income generated by a hypothetical investment in the Trust over a specific seven day period. This income is then annualized, which means that the income generated during the seven day period is assumed to be generated each week over an annual period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield due to this compounding effect. The Trust's yield and effective yield will fluctuate. See the Statement of Additional Information, "Performance Information," for more information concerning the Trust's performance.

                                   DIVIDENDS

  The Trust declares as daily dividends all of the Trust's undistributed net investment income. Net investment income of the Trust is determined immediately prior to the determination of net asset value and consists of (1) accrued interest income plus or minus amortized purchase discount or premium,
(2) plus or minus all short-term realized and unrealized gains and losses and
(3) minus accrued expenses. The Trust does not expect to realize any long-term gains or losses. Dividends are reinvested monthly in the form of additional full and fractional Shares at net asset value, or at the option of the Shareholder, are paid as cash dividends monthly by credit to the Shareholder's brokerage account with Wayne Hummer and, generally on the business day following such credit, paid to the shareholder by check, which check is mailed within seven days after the end of the month in which the dividends were declared. Dividends are taxable to Shareholders whether received in cash or reinvested in additional Shares, as described below.

                                     TAXES

  The Trust intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), as it has since its inception. If so qualified, the Trust will not be subject to federal income tax on its net investment income and realized capital gains distributed to Shareholders.

  Distributions of net income including any short-term capital gains are taxable to Shareholders as ordinary income, whether such distributions are taken in cash or reinvested in additional Shares. It is expected that none of the Trust's distributions to Shareholders will be eligible for the dividends-received deduction currently available to corporate Shareholders. Promptly after the end of each calendar year, each Shareholder will receive a statement of the federal income tax status of all distributions made during the year. Distributions declared in October, November or December to Shareholders of record as of a date in one of those months and paid before the following February 1 are treated for federal income tax purposes as paid on December 31 of the calendar year declared. Shareholders are advised to consult with their tax advisors concerning their individual tax situations.

  The Trust is required by law to withhold federal income tax at a rate of 31% from taxable distributions to Shareholders who do not furnish their correct taxpayer identification numbers (in the case of individuals, their social security numbers) and in certain other circumstances.

                              IMPACT OF YEAR 2000

  Similar to other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Investment Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Investment Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Trust.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

                                     LOGO

                      STATEMENT OF ADDITIONAL INFORMATION

                         WAYNE HUMMER MONEY FUND TRUST

                             A NO-LOAD MUTUAL FUND
                            300 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

             CHICAGO RESIDENTS CALL........(312) 431-1700

             TOLL FREE.....................(800) 621-4477

                               ----------------

  THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT THE TRUST'S PROSPECTUS. THIS STATEMENT PROVIDES ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE TRUST'S PROSPECTUS DATED JULY 31, 1998. THE PROSPECTUS MAY BE OBTAINED AT NO CHARGE BY TELEPHONING WAYNE HUMMER INVESTMENTS L.L.C. ("WAYNE HUMMER") THE TRUST'S DISTRIBUTOR AND SHAREHOLDER SERVICE AGENT, AT ONE OF THE NUMBERS ABOVE OR BY WRITING TO THE ABOVE ADDRESS.

     The date of this Statement of Additional Information is July 31, 1998

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
BACKGROUND.................................................................  B-1
INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS ...........................  B-1
TRUST INVESTMENTS .........................................................  B-3
MANAGEMENT OF THE TRUST ...................................................  B-6
  Trustees ................................................................  B-6
  Officers ................................................................  B-6
  Investment Adviser ......................................................  B-7
  Relationship of the Trust, Wayne Hummer
   and Wayne Hummer Management Company..................................... B-10
PURCHASE AND REDEMPTION OF SHARES ......................................... B-12
PRICING OF SHARES ......................................................... B-13
SHAREHOLDER VOTING RIGHTS ................................................. B-14
SHAREHOLDER LIABILITY ..................................................... B-15
LIMITATION OF LIABILITY ................................................... B-15
OTHER MATTERS ............................................................. B-15
TRUST NAME ................................................................ B-15
PERFORMANCE INFORMATION ................................................... B-16
DIVIDENDS ................................................................. B-17
TAXES ..................................................................... B-17
  Federal Income Tax ...................................................... B-17
  Other Taxes ............................................................. B-18
INDEPENDENT AUDITORS ...................................................... B-18
CUSTODIAN AND TRANSFER AND DIVIDEND CREDITING AGENT ....................... B-18
REPORTS TO SHAREHOLDERS ................................................... B-18
FINANCIAL STATEMENTS AND
 REPORT OF INDEPENDENT AUDITORS............................................ B-18
APPENDIX
DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS........................... B-19

                                  BACKGROUND

  Wayne Hummer Money Fund Trust (the "Trust") is a no-load, diversified, open-end management investment company organized as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 4, 1981 (the "Trust Agreement"). The Trust Agreement authorizes the Trustees to issue one or more series of units of beneficial interest ("Shares"). The Trust currently offers Shares of only one series, the Money Market Portfolio.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

  In addition to the investment objective, policies and restrictions discussed in the prospectus, the Trust may NOT:

    (1) Purchase any securities other than money market instruments and securities described in the Trust's current prospectus or Statement of Additional Information;

    (2) Purchase the securities of issuers whose principal business is in the same industry (other than United States Government securities, United States Government agency or instrumentality securities or bank money instruments) if immediately after such purchase the value of the Trust's investments in such industry would exceed 25% of the value of its total assets (taken at market value at the time of each investment). For purposes of this subparagraph, the personal credit and business credit businesses of finance companies will be considered separate industries and, as to utilities, the water, gas, electric and telephone businesses will be considered separate industries;

    (3) Purchase the securities (other than of the United States Government, its agencies and instrumentalities) of any one issuer if immediately after such purchase more than 5% of the value of the Trust's total assets (taken at market value at the time of each investment) would be invested in such issuer, except that up to 25% of the value of the Trust's total assets may be invested without regard to such 5% limitation but shall instead be subject to a 10% limitation;(1)

    (4) Purchase more than 10% of any one class of an issuer's outstanding securities, except that such restriction shall not apply to securities of the United States Government, its agencies or instrumentalities, certificates of deposit, bankers' acceptances or repurchase agreements;

    (5) Make investments for the purpose of exercising control or management;

    (6) Make loans, except that securities owned or held by the Trust may be loaned pursuant to paragraph (7) below; provided, however, that the Trust may purchase money market securities and enter into repurchase agreements with banks, brokers and dealers;

    (7) Lend securities in excess of 20% of the Trust's total assets, taken at market value; provided, however, that loans not exceeding 20% of the Trust's total assets may be made if collateral is maintained from the borrower equal at all times to the current market value of the securities loaned;(2)

    (8) Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; The Trust did not lend its securities during the past fiscal year. There is no present intention to engage in the lending of Trust securities.

    (9) Purchase any securities on margin, except for use of short-term credits necessary for clearance of purchases and sales of Portfolio securities; make short sales of securities or maintain a short position or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;
--------
(1) Procedures adopted pursuant to Rule 2a-7 under the Investment Company Act of 1940 restrict the Trust generally to the 5% limitation; the 10% limitation will not be available so long as such procedures are in effect. See "PRICING OF SHARES".
(2) The Trust did not lend its securities during the past fiscal year. There is no present intention to engage in the lending of Trust securities.

    (10) Purchase or sell real estate (other than money market securities secured by real estate or interests therein or money market securities issued by companies which invest in real estate, or interests therein), commodities or commodity contracts, oil or gas interests or other mineral exploration or development programs;

    (11) Purchase securities of issuers (other than securities of the United States Government, its agencies or instrumentalities) having a record, together with its predecessors, of less than three years of continuous operation if, regarding all such securities, more than 5% of the Trust's total assets, taken at market value, would be invested in such securities;

    (12) Invest in securities restricted as to disposition under the federal securities laws (except money market instruments issued under Section 4(2) of the Securities Act);

    (13) Invest more than 10% of its assets in securities (including repurchase agreements maturing in more than seven days) which are considered illiquid;

    (14) Borrow money except from banks and only as a temporary measure for extraordinary or emergency purposes, but not for investment purposes nor in any amount exceeding 5% of the Trust's total assets, taken at market value;

    (15) Mortgage, pledge or hypothecate or in any manner transfer (except as provided in paragraph (7) above) as security for indebtedness any securities owned or held by the Trust except as may be necessary in connection with borrowings mentioned in paragraph (14) above, and then such mortgaging, pledging or hypothecating may not exceed 25% of the Trust's total assets, taken at market value;

    (16) Act as an underwriter of securities;

    (17) Purchase or retain securities of any issuer employing, as an officer or director, any person serving as an officer or Trustee of the Trust, or purchase or retain the securities of any issuer, if, to the Trustees' knowledge, those officers, directors or Trustees of the Trust or its Investment Adviser who individually either directly or indirectly own, control or hold with power to vote more than 0.5% of the outstanding securities of such issuer, together own directly or indirectly, control or hold with power to vote more than 5% of such outstanding securities;

    (18) Issue a class of securities which is senior to the Shares, except as provided pursuant to paragraph 14 and in accordance with the Investment Company Act of 1940.

  The restrictions set forth above may not be changed without the approval of the holders of a majority of the Trust's Shares, as defined in the Investment Company Act of 1940. See "SHAREHOLDER VOTING RIGHTS." In addition to the foregoing restrictions, the Trust limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. See "PRICING OF SHARES".

  If any applicable percentage restriction contained in the foregoing investment restrictions is satisfied at the time the securities subject thereto are purchased, the fact that the percentage restriction subsequently is exceeded due to a fluctuation in the value of such securities or of other securities of the Trust will not require the Trust to dispose of such securities. Notwithstanding the foregoing, if the percentage restriction contained in paragraph (7) or paragraph (14) above is violated due to a subsequent fluctuation in value of the Trust's portfolio of securities, the Trust shall be entitled, as a condition which shall be a part of all loans subject to paragraph (7) and all borrowings subject to paragraph (14), to reduce within three business days the outstanding amount of such loans or borrowings in order once again to satisfy such percentage restriction.

  Moreover, subject to the investment restriction contained in paragraph (7) above, the Trust may from time to time loan its securities to brokers, dealers and financial institutions and receive collateral in cash or cash equivalents which will be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities. In this regard: (1) such collateral will be invested in short-term securities, the income from which will increase the return to the Trust; (2) the Trust will retain all rights of beneficial ownership as to the loaned Portfolio securities, including voting rights and rights to interest or other distributions, and will have the right to regain record ownership of loaned securities to exercise such beneficial rights; (3) such loans will be terminable within three business days; and (4) upon termination of the loan, the Trust will receive securities which are of the same class and issue as those loaned. In the event that the borrower of such loaned securities fails financially, the Trust might experience a delay in recovery, incur expenses in enforcing its rights and experience losses, including a substitution of securities and loss of income. The Trust may pay reasonable fees to persons not affiliated with the Trust, as defined in the Investment Company Act of 1940, in connection with the arranging of such loans.

                               TRUST INVESTMENTS

  The following is a description of the types of money market instruments in which the Trust may invest. All securities purchased by the Trust will mature within one year from the date of purchase.

  United States Government Securities are marketable debt securities which are issued by and are a direct obligation of the United States Treasury. Treasury securities differ in their interest rates, maturities and times of issuance:
Treasury bills have maturities of one year or less; Treasury notes have maturities of one to 10 years; Treasury bonds generally have maturities of greater than ten years. All Treasury securities are direct obligations of the United States Government and generally are considered the safest forms of investment as no borrower has a higher credit rating than the United States Government.

  United States Government Agency and Instrumentality Securities are marketable debt securities issued or guaranteed by agencies and instrumentalities of the United States Government. Although these securities are not direct obligations of the United States Government, some are supported by the full faith and credit of the Treasury, such as Government National Mortgage Association pass-through certificates; others are supported to the extent of the right of the issuer to borrow from the Treasury, such as Federal Home Loan Bank bonds and notes; while others solely depend on the credit of the agency or instrumentality and not the Treasury, such as Federal National Mortgage Association debentures and notes. There can be no assurance that the United States Government would support an agency or instrumentality that defaults on securities not guaranteed by the Treasury.

  United States Government Agencies and Instrumentalities may also issue securities having rates of interest that are adjusted periodically or that "float" continuously or periodically according to formulae intended to minimize fluctuation in values of the instruments ("Variable Rate Securities"). The interest rate on a Variable Rate Security is ordinarily determined by reference to, or is a percentage of, an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rates on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

  The maturity of Variable Rate Securities are determined in accordance with the Securities and Exchange Commission rules, that allow the trust to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument if they are guaranteed by the U.S. Government or its agencies or instrumentalities.

  Zero Coupon Bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive periodic interest payments. The zero coupon securities in which the Fund may invest are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, the unmatured interest coupons or interests in such U.S. Treasury securities or coupons.

  Bank Money Instruments include certificates of deposit, variable rate certificates of deposit, and bankers' acceptances.

  Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks against funds deposited in the issuing institution.

  Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals, based upon a specified market rate which is considered by the issuers to be representative of the then-prevailing certificate of deposit rate. As a result of these adjustments the interest rate on these obligations may be increased or decreased periodically. Variable rate certificates of deposit also may contain provisions whereby the issuing banks agree to repurchase such instruments at par on any coupon date, on any rate adjustment date, or on any date after a specified holding period. Variable rate certificates of deposit normally carry a higher initial interest rate than fixed rate certificates of deposit with shorter maturities because the issuing bank pays a premium for the use of the money for a longer period of time. With respect to variable rate certificates of deposit maturing in one year or less from the time of purchase, the Trust uses the period remaining until the next rate adjustment date for purposes of determining the average weighted maturity.

  Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank which unconditionally guarantees to pay the draft at its face amount on the maturity date, is liable for payment. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

  The Trust may not invest in any security issued by a commercial bank unless the bank is organized and operating in the United States, has total assets of at least $1 billion and is a member of the Federal Deposit Insurance Corporation ("FDIC"), although the securities in which the Trust invests may not be insured by the FDIC. The Trust may not invest in money market instruments issued by foreign banks or foreign branches of domestic banks.

  Short-Term Corporate Debt Instruments include both commercial paper and non-convertible corporate debt securities with no more than one year remaining to maturity from the date of their acquisition by the Trust.

  The Trust may invest in commercial paper issued in reliance on the exemption from Section 3(a)(3) ("Section 3(a)(3) paper") of the Securities Act. Such commercial paper is generally issued by major corporations and may be issued only to finance current transactions and must mature in nine months or less. Although Section 3(a)(3) paper is not restricted as to the types of investors to whom it may be sold, it is purchased primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Trust also may invest in money market instruments issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper") which is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Trust who agree that they are purchasing the paper for investment and not with a view to a public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper is often resold to other institutional investors through or with the assistance of investment dealers or on an automated trading system operated by the National Association of Securities Dealers, Inc., thus assisting in providing liquidity.

  The Trust's adviser believes that generally, there is no significant difference between Section 3(a)(3) and Section 4(2) commercial paper in terms of market or trading characteristics or of the quality of the issuers and that, despite the legal restrictions thereon, Section 4(2) paper has typically been no less liquid or saleable than Section 3(a)(3) paper. If a particular investment in Section 4(2) paper is not determined by the Trust's adviser to be liquid based on specified standards, the investment will be included within the 10% limitation on illiquid securities. In accordance with rules of the Securities and Exchange Commission, the Board of Trustees has approved guidelines and procedures adopted by the Trust's adviser and has delegated the day-to-day function of determining and monitoring the liquidity of securities to the Trust's adviser. The Board, however, will retain oversight and be ultimately responsible for the determination.

  The Trust may also make investments in non-convertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity from the date of their acquisition by the Trust. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities. Such issues tend to have greater liquidity and considerably less market value fluctuations than longer term issues.

  The Section 3(a)(3) paper and Section 4(2) paper investments of the Trust, at the time of purchase, will be rated "A-1" by Standard & Poor's Corporation and/or "Prime-1" by Moody's Investors Service, Inc. or, if not rated, issued by companies having an outstanding debt issue rated at least "AA" by Standard & Poor's Corporation and/or "Aa" by Moody's Investors Service, Inc. The Trust's investments in corporate debt securities (which must have maturities from the date of their acquisition by the Trust of one year or less) must be rated at the time of purchase at least "AA" by Standard & Poor's Corporation and/or "Aa" by Moody's Investors Service, Inc. See "APPENDIX" for an explanation of the commercial paper ratings of Standard & Poor's Corporation and Moody's Investors Service, Inc.

  Repurchase Agreements are instruments under which the purchaser (e.g., the Trust) acquires ownership of the obligation (underlying security) and the seller (a broker-dealer or bank) agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return for the period. Repurchase agreements usually are for short periods, frequently less than one week. The value of the underlying securities is marked to market daily. Should the value of the underlying securities decline, the issuer of the repurchase agreement is required to provide the Trust with additional securities so that the aggregate value of the underlying securities is equal to the repurchase price. The Trust may invest in securities subject to repurchase agreements with any member bank of the Federal Reserve System or primary dealer in United States Government securities. In the event of bankruptcy or other default of a seller of a repurchase agreement, the Trust might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and a loss of income. Repurchase agreements may be entered into only with respect to underlying United States Government or United States Government agency or instrumentality securities, certificates of deposit, commercial paper or bankers' acceptances in which the Trust may otherwise invest, as described above.

  The Trust is managed so that the average maturity of all instruments in its Portfolio (on a dollar-weighted basis) is generally between 15 and 75 days and not more than 90 days depending upon the Investment Adviser's evaluation of market trends and other conditions. The securities of the Trust normally mature within six months and in no event will the Trust contain any securities maturing more than one year from the date of acquisition.

  Although the Trust generally does not seek profits through short-term trading, it may dispose of any security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other circumstances or considerations, the Investment Adviser believes such disposition advisable. In addition, the Trust may attempt, from time to time, to increase its yield by trading to take advantage of variations in the markets for short-term money market instruments.

                            MANAGEMENT OF THE TRUST

  The Trustees and executive officers of the Trust, their ages and their principal occupations are set forth below. Unless otherwise noted, the address of each of the following Trustees and executive officers is 300 South Wacker Drive, Chicago, Illinois 60606.

TRUSTEES

  Steven R. Becker (47), Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director and Former Vice President, Wayne Hummer Management Company.*(3)

  Philip M. Burno (66), Chairman, Board of Trustees of the Trust; Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.; Director, Wayne Hummer Management Company.*(3)

  Charles V. Doherty (64), 3 First National Plaza, Suite 1400, Chicago, Illinois 60602; Director, Lakeside Bank, Chicago, Illinois (Illinois State Chartered Bank); Managing Director, Madison Asset Group, Chicago, Illinois (Registered Investment Adviser); President and Director, Doherty Zable & Co. (Certified Public Accountants); September 1, 1989 to December 31, 1992, President and Chief Operating Officer, Midwest Stock Exchange (now, Chicago Stock Exchange).(3)

  Joel D. Gingiss (55), 207 Hazel, Highland Park, Illinois 60035; Assistant States Attorney, Lake County, Illinois; Former Chairman of the Board of Directors and President, Gingiss International, Inc. (franchisor of Gingiss Formalwear Stores); Past President, International Franchise Association.(3)

  Patrick B. Long (55), 101 N. Main Street, Ann Arbor, Michigan 48104; Chairman and Chief Executive Officer, KMS Industries, Inc. (fusion energy research).

  Eustace K. Shaw (73), 200 First Avenue E., Newton, Iowa 50208; President, B.
F. Shaw Printing Co.; Chairman of the Board of Directors, B. F. Shaw Printing Co.; Former Publisher, Newton Daily News.

  The Trustees serve in similar capacities with Wayne Hummer Investment Trust.

OFFICERS

  David P. Poitras (37), President of the Trust since August 1, 1993; Vice President, Wayne Hummer Investment Trust since 1993; Vice President, Wayne Hummer Management Company since
--------
* Interested person, as defined in the Investment Company Act of 1940, of the Trust, the Investment Adviser and/or the Distributor.
(3) Member of the Executive Committee of the Trust. The Executive Committee is elected by the Board of Trustees and is composed of four Trustees, two of whom are interested persons as defined in the Investment Company Act of 1940. The Executive Committee is authorized by the Agreement and Declaration of Trust to exercise such powers and authority of the Trustees as the Trustees may determine, when the Board of Trustees is not in session and as are consistent with law.

May, 1992; Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co. since January, 1992 and Bond Department Manager, Wayne Hummer.

  Thomas J. Rowland (52), Vice President of the Trust; President, Wayne Hummer Investment Trust and Wayne Hummer Management Company (formerly Vice President of Wayne Hummer Investment Trust and Wayne Hummer Management Company); Member, Wayne Hummer and prior to April 1, 1996, Partner, Wayne Hummer & Co.

  Jean M. Maurice (35), Treasurer of the Trust and Secretary and Treasurer of Wayne Hummer Investment Trust since March, 1988; Administrative Assistant for the Trust and Wayne Hummer Investment Trust, prior thereto.

  Robert J. Moran (52), 222 North LaSalle Street, Chicago, Illinois 60601; Secretary of the Trust; Partner of the law firm Vedder, Price, Kaufman & Kammholz.(4)

  Wayne Hummer Management Company, the investment adviser, pays all compensation of the officers of the Trust and the compensation of all Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940, of the Trust. The Trust pays each Trustee who is not an interested person of the Trust, as defined in the Investment Company Act of 1940, $2,000 per year, plus $500 and expenses for each Board and committee meeting attended.

  The following table sets forth the compensation received by all Trustees of the Trust for the fiscal year ended March 31, 1998. The information in the last column of the table sets forth the total compensation received by all Trustees for calendar year 1997 for service as a Trustee of this Trust and the Wayne Hummer Investment Trust.

                                                       PENSION AND
                                                       RETIREMENT      TOTAL
                                                        BENEFITS    COMPENSATION
                                         AGGREGATE     ACCRUED AS   HUMMER FUNDS
                                        COMPENSATION  PART OF TRUST   PAID TO
TRUSTEE                                FROM THE TRUST   EXPENSES      TRUSTEES
-------                                -------------- ------------- ------------
Steven R. Becker......................     $    0        $    0        $    0
Philip M. Burno.......................          0             0             0
Charles V. Doherty....................      4,500             0        10,500
Joel D. Gingiss.......................      4,500             0        11,500
Patrick B. Long.......................      4,500             0        10,000
Eustace K. Shaw.......................      4,500             0        10,000

  As of June 30, 1998, the Trustees and officers as a group owned less than 1% of the outstanding Shares of the Trust.

INVESTMENT ADVISER

  Wayne Hummer Management Company (the "Investment Adviser"), 300 South Wacker Drive, Chicago, Illinois 60606, acts as investment adviser to the Trust and provides the Trust with operating facilities and management services under the terms of an Investment Advisory and Management Agreement. The Investment Adviser was incorporated on November 30, 1981.

  Subject to the review of the Trustees, the Investment Adviser is responsible for the management of the Trust and reviews the Trust's holdings in light of its own research analysis and information from other relevant sources. The Investment Adviser determines the securities to be purchased, sold and
--------
(4) Mr. Moran receives no compensation for services rendered in his capacity as Secretary of the Trust. The law firm of Vedder, Price, Kaufman & Kammholz, of which he is a partner, receives compensation for legal services rendered to the Trust.

held by the Trust and places all orders subject to the general supervision of the Board of Trustees. Securities normally are purchased directly from the issuer or from an underwriter or a market maker for money market instruments. Usually, no brokerage commissions are paid by the Trust for such purchases. Purchases from underwriters of securities may include a concession paid by the issuer to the underwriter. The purchase price paid to dealers serving as primary market makers for money market instruments may include a spread between the bid and asked prices. During the three fiscal years ended March 31, 1998, all transactions for the Trust were at net prices and there were no commissions paid by the Trust.

  Transactions are allocated among various brokers and dealers by the Investment Adviser in its best judgment. In placing such orders, the Investment Adviser primarily is concerned with obtaining the best combination of price and execution. This does not mean that the Trust must base its execution decisions solely on whether the lowest possible price or commission costs may be obtained. In seeking to achieve the best combination of price and execution, an effort will be made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capability, reliability and integrity, willingness to take positions in securities, general operational capabilities and financial condition. When the execution and prices offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell Portfolio securities from and to brokers or dealers that provide the Investment Adviser with research, statistical or other services. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; and furnishing analysis and reports concerning issuers and industries, securities, economic factors, trends and portfolio strategy. It is not possible to place a monetary value on such research services. Since such research and statistical services only supplement the Investment Adviser's own research efforts and any information received must be analyzed, weighed and reviewed by the Investment Adviser's staff, the receipt of such information is not expected materially to reduce the Investment Adviser's cost of performing its advisory contract with the Trust. The information received may be used by the Adviser for its other clients and/or made available to Wayne Hummer for use in serving its customers. Additionally, information available to Wayne Hummer may be made available to the Investment Adviser in serving the Trust and its other clients. Portfolio securities will not be purchased from or sold to Wayne Hummer or the Investment Adviser or an affiliate, as defined in the Investment Company Act of 1940, of either, except pursuant to special procedures adopted under Rule 17a-7 promulgated under the Investment Company Act of 1940.

  Investment decisions for the Trust are reached independently from those for Wayne Hummer Investment Trust ("WHIT"), the other investment company managed by the Investment Adviser, or other of the Investment Adviser's clients ("Clients"). WHIT and/or Clients may also make investments in money market instruments at the same time as the Trust. When the Trust, WHIT and/or Clients have funds available for investment in money market instruments, the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased in order to obtain the best combination of price and execution. In such event, allocation of the securities so purchased or sold, as well as the costs incurred in a transaction, will be made by the Investment Adviser in a manner it considers to be equitable and consistent with its fiduciary obligations to the Trust, WHIT and/or its Clients. In some cases this procedure may affect the size or price of the position available to the Trust. It is the opinion of management of the Trust that the benefits available outweigh any disadvantages that may arise from concurrent transactions.

  The principal executive officers and directors of the Investment Adviser are as follows:

    Harry Flagg Baum, Director; Steven R. Becker, Director; G. Ted Becker, Treasurer; Philip M. Burno, Director; Philip Wayne Hummer, Director and Chairman; David P. Poitras, Vice President; William A. Rogers, Director and Secretary; Thomas J. Rowland, President; Mark H. Dierkes, Vice President; and Damaris E. Martinez, Vice President, Administration.

  As compensation for its advisory and management services to the Trust, the Investment Adviser receives a fee from the Trust monthly at the following annual rates:

                                                                        ADVISORY
                                                                          FEE
                                                                        --------
Average daily net assets of the Trust:
  Up to $500 million...................................................  0.500%
  In excess of $500 million but not exceeding $750 million.............  0.425%
  In excess of $750 million but not exceeding $1 billion...............  0.375%
  In excess of $1 billion but not exceeding $1.5 billion...............  0.350%
  In excess of $1.5 billion but not exceeding $2 billion...............  0.325%
  In excess of $2 billion but not exceeding $2.5 billion...............  0.300%
  In excess of $2.5 billion............................................  0.275%

  For the fiscal years ended March 31, 1998, 1997 and 1996, the Trust incurred total advisory fees amounting to $1,311,192, $1,097,662 and $976,895, respectively.

  The Investment Adviser has agreed to waive its advisory fee to the extent that the Trust's ordinary operating expenses, including the fee of the Investment Adviser, exceed 1% of the average daily net assets of the Trust, computed on an annual basis. Expenses which are not subject to this limitation are interest, taxes, brokerage commissions and extraordinary items such as litigation costs. No reimbursement by the Investment Adviser was required for the last three fiscal years.

  The Investment Adviser is obligated, among other things: to provide investment advisory services; to furnish administrative services, office space and basic facilities for management of the Trust's affairs; to pay the compensation of all officers and other personnel of the Trust for their services to the Trust as well as of the Trustees of the Trust who are interested persons, as defined in the Investment Company Act of 1940. The Trust pays all other expenses incurred in the operation of the Trust including, among other things: brokerage commissions and transaction costs in connection with the purchase and sale of the Trust's portfolio of securities; taxes; expenses for legal, auditing and accounting services; costs of preparing, typesetting, printing and mailing prospectuses, Shareholder reports, proxy materials and notices to Shareholders of the Trust; charges of the Custodian, Transfer Agent and Shareholder Service Agent; premiums for insurance carried by the Trust pursuant to the requirements of Section 17(g) or permissible under any other provision of the Investment Company Act of 1940 and the regulations promulgated thereunder; expenses related to the issuance or redemption of Shares; expenses of registering, qualifying and maintaining registration and qualification of Shares for sale under federal, state and other laws; costs of conducting Shareholder relations; fees and out-of-pocket expenses of Trustees who are not interested persons, as defined in the Investment Company Act of 1940; expenses incidental to holding meetings of the Trust's Shareholders, including proxy solicitations therefor, as well as expenses incidental to holding meetings of the Board of Trustees and committees of the Board of Trustees; interest expenses; costs of transactions in portfolio securities; costs incidental to generating and mailing confirmations and monthly statements; the allocated portion of fees and expenses incurred in connection with any investment company organization or trade association of which the Trust may be a member; and other expenses properly payable by the Trust. Certain of these expenses will be incurred on behalf of the Trust by the Investment Adviser or by Wayne Hummer as Distributor or Shareholder Service Agent and will be reimbursed to such party by the Trust at approximately such party's cost.

  The Investment Advisory and Management Agreement (the "Advisory Agreement") was approved (i) at the May 1, 1998 meeting of the Board of Trustees by a majority of the Trustees who are neither interested persons, as defined in the Investment Company Act of 1940, nor parties to the Advisory Agreement, and
(ii) by the Shareholders of the Trust at the meeting of Shareholders held December 13, 1990. The Advisory Agreement has been approved by the Trustees as specified above for continuance until July 31, 1999. Unless earlier terminated as described below, the Advisory Agreement thereafter will continue in effect from year to year if approved annually (1) by the Trustees of the Trust or by a majority of the outstanding voting Shares of the Trust and (2) by a majority of Trustees who are not parties to such Agreement or interested persons, as defined in the Investment Company Act of 1940, of any such party. The Advisory Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the Shareholders.

  The Investment Adviser also provides the Trust with certain portfolio accounting services under the terms of a Portfolio Accounting Services Agreement (the "Accounting Agreement"). The Investment Adviser maintains the accounting books and records that constitute the record forming the basis for financial statements of the Trust; maintains the capital stock account for the Trust; prepares a daily trial balance for the Trust and calculates its net asset value; maintains all records of a financial nature to the Trust's transactions; and processes special ledgers and other reports when requested.

  Under the Accounting Agreement in effect since November 1, 1994, the Investment Adviser receives as compensation for its accounting services to the Trust, an annual fee which is computed and accrued daily and payable monthly. The Investment Adviser receives an annual fee of .01 of 1% of average daily net assets; but such fee shall not exceed $15,000 per annum. In addition, the Investment Adviser receives an equipment fee of $50 per month and is reimbursed for its out-of-pocket costs for obtaining securities pricing services, the license for use of portfolio accounting software, and other out-of-pocket costs which are incurred in providing the pricing and software services. For the fiscal years ended March 31, 1998, 1997 and 1996, the total portfolio accounting services fees incurred by the Trust were $24,602, $21,852 and $17,844, respectively.

  The Accounting Agreement was approved at the October 25, 1994 meeting of the Board of Trustees by a majority of the Trustees who are neither parties to the Accounting Agreement nor interested persons, as defined in the Investment Company Act of 1940, of any such party. The Accounting Agreement shall continue in effect until terminated. The Accounting Agreement may be terminated by either party upon sixty days' prior written notice; provided, however, that the Trust may terminate the Accounting Agreement without prior notice in order to preserve the integrity of its records from material and continuing errors and omissions on the part of the Investment Adviser.

RELATIONSHIP OF THE TRUST, WAYNE HUMMER AND WAYNE HUMMER MANAGEMENT COMPANY

  The shareholders of the Investment Adviser are the voting members of Wayne Hummer, who own shares in proportion to their percentages of voting membership interest. Wayne Hummer with offices at 300 South Wacker Drive, Chicago, Illinois 60606, has been engaged in the securities brokerage business since 1931.

  Wayne Hummer provides services to the Trust pursuant to a Shareholder Service Agreement. Such services are provided at their approximate cost (excluding labor and overhead), if any, and include the following: (1) converting funds into or advancing Federal Funds for the purchase of Shares as well as transmitting purchase orders to the Transfer Agent; (2) maintaining records of Shareholders' transactions for federal and state tax and securities law purposes as well as for other purposes; (3) preparing and transmitting federal and state tax informational returns relating to Share transactions to Shareholders and governmental agencies; (4) recording dividends on Shareholders' brokerage accounts with Wayne Hummer and forwarding cash dividends to Shareholders; (5) generating and transmitting transaction confirmations (if required) and monthly statements to Shareholders; (6) transmitting redemption requests to the Transfer Agent and transmitting the proceeds of redemption of Shares pursuant to Shareholder instructions when such redemption is effected other than in connection with the checkwriting privilege; (7) transmitting proxy materials and reports to the Trust's

Shareholders; (8) maintaining the automatic Share purchase and redemption "sweep program" as described in the Trust's prospectus; and (9) providing telephonic and written communications with respect to Shareholder account inquiries. For the three fiscal years ended March 31, 1998, 1997 and 1996, the Trust reimbursed the Shareholder Service Agent $136,200, $127,739 and $120,930, respectively.

  Wayne Hummer also acts as the sole Distributor of the Trust's Shares pursuant to a Distribution Agreement. The terms of the Distribution Agreement as to continuation, termination and assignment are identical to those of the Investment Advisory and Management Agreement described above, except that the Distributor may only terminate the Distribution Agreement upon 90 days' written notice to the Trust. The Distribution Agreement provides that the Distributor will hold itself available to receive or will arrange to receive orders for Shares which continuously will be issued by the Trust and that the Distributor pays all costs and expenses in connection with the distribution of the Trust's Shares. The Distributor is not obligated thereunder to sell any certain number of Shares.

  As of January 1, 1991 the Investment Adviser entered into an Agreement with Wayne Hummer whereby the Investment Adviser agreed to pay to Wayne Hummer the following: (a) for distribution services rendered to the Trust under the Distribution Agreement, an amount equal to 35% of the gross revenues generated from the rendering of investment advisory services to the Trust, not to exceed in the aggregate for a particular fiscal year, however, the net profit (before taxes and before payment of the fees so payable) earned by the Investment Adviser for such year for the rendering of such advisory services, and (b) for services rendered by Wayne Hummer to Trust Shareholders under the Shareholder Service Agreement, an amount equal to 130% of the unreimbursed overhead and labor expenses incurred by Wayne Hummer in rendering such services. The Agreement also provides for similar payments to be made by the Investment Adviser to Wayne Hummer for distribution and shareholder services rendered to WHIT and its shareholders.

  The following persons, all of whom, except as specified, are located at 300 South Wacker Drive, Chicago, Illinois 60606, have been members or employees of Wayne Hummer for at least the past five years and presently are members of Wayne Hummer: William B. Hummer; Philip Wayne Hummer; Harry Flagg Baum; William A. Rogers; Robert F. Kahlfeldt; Philip M. Burno; Joseph A. Piekarczyk;
G. Ted Becker; Steven R. Becker; W. Douglas Carroll; Richard J. Kosarek; Raymond L. Kratzer; Jean E. Williams; Linda C. Becker; Thomas J. Rowland; Laura A. Kogut; David P. Poitras; Richard Wholey, Jr.; Peder H. Culver; Donald
G. Hack; Ronald A. Tyrpin; Larry H. Weisz; and Floyd E. Siegel. The George E. Barnes Family Trust(5) is a Class C member of Wayne Hummer and prior to April 1, 1996, had been limited partner of Wayne Hummer & Co. since April, 1986. Robert H. Chase(6) is a Class D member of Wayne Hummer and prior to April 1, 1996, had been a limited partner since January, 1992.

  As noted in the preceding discussion of Trustees and Officers, certain of the members of Wayne Hummer are also officers, directors or employees of the Investment Adviser, as well as officers and interested persons, as defined in the Investment Company Act of 1940, of the Trust.
--------
(5) George E. Barnes, grantor of the Family Trust, was a founding partner of Wayne Hummer & Co. and was a general partner through March, 1986. Mr. Barnes' address is 46-730 Amir Drive, Palm Desert, California 92260.
(6) Robert H. Chase was a general partner of Wayne Hummer & Co. through December, 1991. His address is 1246 Nicolet Circle, Appleton, Wisconsin 54915.

                       PURCHASE AND REDEMPTION OF SHARES

  Please refer to the description of procedures for the purchase and redemption of Shares contained in the prospectus under "Purchase of Shares" and "Redemption of Shares," which are incorporated herein by reference.

  With regard to the checkwriting redemption privilege described in the prospectus, it should be noted that checks which have been honored will be returned periodically to Shareholders by Wayne Hummer. A check representing a redemption request will be processed ahead of any other redemption instructions issued by a Shareholder and before any automatic redemptions are effected in a Shareholder's account pursuant to the "sweep program" as described in the prospectus under "Redemption of Shares." The check redemption procedure may be suspended or terminated at any time by the Trust, Wayne Hummer or State Street Bank and Trust Company.

  There is no charge to the Shareholder for normal use of the check redemption privilege other than as set forth below. The Trust may charge Shareholders its costs (currently $5) for (1) each stop payment; (2) each check written for an amount under $500; (3) each check written in excess of $250,000; and (4) each check returned because there are insufficient Shares in the account against which the check is drawn. In addition, the Trust reserves the right to impose a charge for the checkwriting privilege at a future date, to charge for excessive use of the checkwriting privilege and to make additional charges to recover the costs of providing this service. All charges will be deducted from any existing or future credit balance in the Shareholder's Wayne Hummer brokerage account.

  By opening an account with Wayne Hummer, a Shareholder is agreeing with the Trust and Wayne Hummer that neither the Trust nor Wayne Hummer is responsible for the authenticity of redemption instructions or the delivery of the redemption proceeds by check from Wayne Hummer.

  Redemption requests made other than by check normally will be credited to a Shareholder's Wayne Hummer brokerage account on the business day after the redemption request is effective. If, at the time the redemption request is made, a Shareholder has requested that Wayne Hummer transmit the proceeds of redemption by mail, the proceeds normally will be mailed on the day they are credited to the Shareholder's Wayne Hummer brokerage account, or, if the request to transmit the proceeds by mail is made subsequent to the request to redeem, on the next business day after receipt of the Shareholder's request to transmit the proceeds by mail; but in either event, payment will be made within three business days after the redemption is effective or the request to transmit proceeds is made, respectively.

  The right to receive payment or the right to redeem Shares may be suspended for more than seven days (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or
(b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by the Trust of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of Shareholders of the Trust. The rules and regulations promulgated by the Securities and Exchange Commission shall be used to determine the conditions under which trading shall be deemed to be restricted within the meaning of (1) above and an emergency shall be deemed to exist within the meaning of (2) above.

  The value of a Shareholder's investment at the time of redemption may be more or less than his initial cost, but normally will be $1 per Share, depending principally on the value of the securities held in the Trust at such time.

  The Trust has made an election pursuant to Rule 18f-1 under the Investment Company Act of 1940 to enable the Trust to elect to limit payments in cash for large redemptions. Under the provisions of Rule 18f-1, the Trust may limit cash redemptions with respect to each Shareholder during any 90-day period to the lesser of (1) $250,000 or (2) 1% of the net asset value of the applicable Portfolio at the beginning of such period. If deemed advisable by the Board of Trustees, the Trust may pay the redemption price in excess of the amounts described above in whole or in part in securities owned by the applicable Portfolio. The market value of such securities shall be determined as of the close of trading on the New York Stock Exchange on the business day on which the redemption is effective. In such case a Shareholder might incur transaction costs if he or she sold the securities received.

                               PRICING OF SHARES

  The net asset value per Share of the Trust is determined on each day the New York Stock Exchange is open for trading as of the close of trading on the Exchange (generally 3:00 p.m. Chicago time) immediately after dividends have been declared on each business day and at 3:00 p.m. Chicago time on each other day during which there is a sufficient degree of trading in securities held by the Trust so as materially to affect the net asset value of the Shares. The net asset value per Share normally is $1.00. The net asset value per Share is computed by dividing the value of the securities held by the Trust plus any other assets minus all liabilities by the total number of Shares outstanding.

  The Securities and Exchange Commission has issued an order of exemption from certain provisions of the Investment Company Act of 1940 to the extent necessary to permit the Trust to use the amortized cost method of valuing its Portfolios' securities. As a condition of the order of exemption and pursuant to Rule 2a-7 promulgated by the Securities Exchange Commission and Procedures adopted by the Trust's Board of Directors pursuant thereto, the Trust will (1) maintain a dollar-weighted average Portfolio maturity of 90 days or less, (2) purchase only instruments having remaining maturities of one year or less, and
(3) limit Portfolio investments, including repurchase agreements, to those United States dollar-denominated instruments which the Board of Trustees determines present minimal credit risks, and which are of high quality, as determined by any major rating service or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Trustees. The Trust, however, further will limit its investments as described under "TRUST INVESTMENTS" above and under "INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS" in this Statement of Additional Information and in the Prospectus.

  The valuation of the securities held by the Trust is based upon their amortized cost, which does not take into account unrealized securities gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by amortized cost, is higher or lower than the price the Trust would receive if it sold the instrument. During such periods the yield to investors in the Trust may differ somewhat from that obtained in a similar entity which uses available indications as to market value to value its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate Trust value on a particular day, a prospective investor in such Trust could obtain a somewhat higher (lower) yield and ownership interest than would result from investment in such similar entity and existing investors would receive less (more) investment income and ownership interest. The Trust expects, however, that the procedures referred to in the following paragraphs of this section will tend to minimize the differences referred to above.

  The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the Trust's price per Share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the securities holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the net asset value per Share of the Trust calculated by using available market quotations or market equivalents deviates more than .50% from $1.00 per

Share based on amortized cost and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing Shareholders. In such review, investments for which market quotations are readily available will be valued at the most recent bid-asked mean or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. If market quotations are not readily available for an investment, the investment will be valued pursuant to a security valuation matrix system that classifies investments by type, days to maturity and quality and which system is considered dependable in producing a fair value of such investments.

  To the extent that any deviation between the Trust's net asset value based upon available market quotations or market equivalents and $1.00 per Share based on amortized cost exceeds .50%, the Trustees promptly will consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing Shareholders, the Trustees have agreed to take such corrective action as they consider necessary and appropriate, including the sale of Trust instruments prior to maturity to realize gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions, redeeming Shares in kind, or establishing a net asset value per Share by using available market quotations or by using estimates of value reflecting current market conditions selected by the Board of Trustees as appropriate indicators of value. In addition, in the event that the Trust incurs a loss or liability which the Trustees determine to be significant with respect to the maintenance of a net asset value of $1.00 per Share, the Trustees shall have the power (1) to reduce the number of Shares of the Trust by that number of Shares which represents the amount of such loss or liability by reducing the number of Shares of each Shareholder on a pro rata basis, (2) to offset the pro rata amount of such loss or liability from the accrued dividend account of each Shareholder, and/or (3) to establish an account in the amount of such loss or liability and to offset such account and to defer the declaration of dividends until sufficient income is obtained to reduce such account to zero. There can be no assurance that the Trust will be able to maintain a stable net asset value of $1.00 per share.

                           SHAREHOLDER VOTING RIGHTS

  Please refer to the section of the Prospectus entitled "Description of Shares--Shareholder Voting Rights," which information is incorporated herein by reference. That section sets forth a general rule that the Trust will not hold annual or other meetings of Shareholders but specifies several matters in connection with which the Shareholders are entitled to vote, including "the election or removal of one or more Trustees if a meeting is called for that purpose." In this regard and in accordance with the Investment Company Act of 1940 (i) the Trust will hold a Shareholder's meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by Shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than 2/3 of the Trustees holding office have been elected by the Shareholders, that vacancy will only be filled by a vote of the Shareholders. In addition, Trustees may be removed from office by a vote of the holders of at least 2/3 of the outstanding Shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding Shares. Upon the written request of the holders of Shares having a net asset value of $25,000 or constituting 1% of the outstanding Shares stating that such Shareholders wish to communicate with the other Shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of Shareholders or to disseminate appropriate materials (at the expense of the requesting Shareholders).

  The Trust Agreement permits the Trustees to issue Shares in one or more Portfolios. Only one Portfolio currently is authorized. Should more than one Portfolio be issued, however, the Trust Agreement provides that on any matter submitted to a vote of the Shareholders, all Shares entitled to vote, irrespective of Portfolio, shall be voted in the aggregate and not by Portfolio except as otherwise required by the Investment Company Act of 1940. The Trust Agreement also expressly permits the Trustees to terminate the Trust without Shareholder approval by notice to the Shareholders. The Investment Company Act of 1940, however, prohibits an investment company from changing the nature of its business so as to cease to be an investment company unless such action is authorized by the vote of a majority of its outstanding shares.

  As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding Shares" of either the Trust or a particular Portfolio of the Trust means the vote of the lesser of (1) the holders of 67% or more of the Shares of the Trust or such Portfolio present at a meeting, if the holders of more than 50% of the outstanding Shares of the Trust or such Portfolio are present or represented by proxy, or (2) the holders of more than 50% of the outstanding Shares of the Trust or such Portfolio.

                             SHAREHOLDER LIABILITY

  Please refer to the section of the Prospectus entitled "Description of Shares--Shareholder Liability" which is incorporated herein by reference.

  The Trust Agreement provides that Shareholders shall not be subject to any personal liability to any person extending credit to, contracting with or having any claims against the Trust and that every written agreement, obligation, instrument or undertaking made by the Trust shall contain a provision that the same is not binding upon the Shareholders personally. The law firm of Ropes & Gray, Boston, Massachusetts, which supervised the organization of the Trust under Massachusetts law, is of the opinion that, pursuant to Massachusetts law, Shareholders will not be liable personally for contract claims under any such agreement, obligation, instrument or undertaking governed by Massachusetts law and containing such provision when adequate notice of such provision is given.

  The Trustees intend to conduct the operations of the Trust, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the Shareholders for liabilities of the Trust. The Trust is covered by insurance which the Trustees consider adequate to cover foreseeable tort claims.

                            LIMITATION OF LIABILITY

  The Trust Agreement provides that the Trust shall indemnify the Trustees and Officers of the Trust against liability arising in connection with the affairs of the Trust to the fullest extent permitted by law. The Trust Agreement also provides that all third persons shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.

                                 OTHER MATTERS

  The Trust is not required to issue share certificates. Unless terminated by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders, the Trust will continue without limitation as to duration. A Portfolio may be terminated at any time by vote of Shareholders holding at least a majority of the Shares of such Portfolio entitled to vote or by the Trustees by written notice to the Shareholders of such Portfolio.

                                  TRUST NAME

  Pursuant to an agreement with the Investment Adviser, the Trust has been granted a non-exclusive license ("License") to use the trade name and service mark "Wayne Hummer" (the "Name"), without charge for as long as the Trust is solvent, Wayne Hummer Management Company is the

Investment Adviser to the Trust and Wayne Hummer & Co. is the Distributor. If Wayne Hummer Management Company ceases to act as Investment Adviser or if Wayne Hummer ceases to act as Distributor, then the Trust will be required to change its name within 90 days of written notice from Wayne Hummer Management Company and the Trust will be required to adopt a new Trust name, amend its Trust Agreement to accomplish a change of Trust name, and deliver to Wayne Hummer Management Company for destruction all materials in which the Name is used. Wayne Hummer Management Company may exercise control over use of the Name and the Trust has agreed to indemnify Wayne Hummer Management Company against expenses or losses which may arise from the Trust's misuse of the Name or out of any breach of the License regarding the use of the Name.

                            PERFORMANCE INFORMATION

  As described in the Prospectus, the Trust's historical performance may be shown in the form of "yield" or "effective yield." The Trust's yield is computed in accordance with a standard method prescribed by rules of the Securities and Exchange Commission. Under that method, the yield quotation is based on a seven-day period and is computed as follows: The Trust's net investment income per share (accrued interest on portfolio securities, plus or minus amortized purchase discount or premium, less accrued expenses) is divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return") and the result is divided by seven and multiplied by 365 and the resulting yield figure is carried to the nearest one hundredth of one percent. The Trust's yield for the seven-day period ended March 31, 1998 was 4.91%.

  The Trust's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: [(base period return + 1) 365/7] - 1. The Trust's effective yield for the seven-day period ended March 31, 1998 was 5.01%.

  Realized capital gains or losses and unrealized appreciation or depreciation of the Trust's investments are not included in the calculation of yield or effective yield. The Trust's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in the Trust will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Trust is held, but also on such matters as Trust expenses.

  Yield fluctuations may reflect changes in the Trust's net income, and portfolio changes resulting from net purchases or net redemptions of the Trust's shares may affect the yield. Accordingly, the Trust's yield may vary from day to day, and the yield stated for a particular past period is not necessarily representative of its future yield. Since the Trust uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from any unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. The Trust's yield is not guaranteed, and its principal is not insured. Although the Trust uses its best efforts to maintain its net asset value at $1.00 per share, there can be no assurance that it will be able to do so.

  In addition, the Trust's performance may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets and by IBC Financial Data, Inc., which reports on money market funds.

  The Trust's performance also may be compared to various bank products, including the average rate of bank and thrift institution money market deposit accounts, Super N.0.W. accounts, passbook savings accounts and 6-month maturity certificates of deposit. Account minimums for money market deposit accounts and Super N.0.W. accounts range upward from $2,000 and compounding methods may vary. Super N.0.W. accounts generally offer unlimited check writing while money market deposit accounts generally restrict the number of checks that may be written. Bank and thrift institution deposit accounts may be insured by the Bank Insurance Fund or Savings Association Insurance Fund. Shareholder accounts in the Trust are not insured. Additionally, bank passbook savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as check writing. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of the Trust are redeemable at net asset value (normally $1.00 per share) next determined after a request is received, without charge.

  Investors may also want to compare the Trust's performance to that of United States Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally the values of obligations with shorter maturities will fluctuate less than those with longer maturities. The Trust's yield will fluctuate. Also, while the Trust seeks to maintain a net asset value per share of $1.00, there is no assurance that it will be able to do so.

                                   DIVIDENDS

  The Trust declares as daily dividends all of the Trust's undistributed net investment income. The Trust's net investment income for dividend purposes is determined by the Investment Adviser immediately prior to the determination of net asset value per Share. See "PRICING OF SHARES" above and in the prospectus. Net investment income of the Trust (from the time of the immediately preceding determination thereof) consists of (1) accrued interest income plus or minus amortized purchase discount or premium, (2) plus or minus all short-term realized and unrealized gains and losses and (3) minus accrued expenses (including the fees payable to the Investment Adviser). The Trust does not expect to realize any long-term gains or losses. Dividends are declared daily and reinvested monthly in the form of additional full and fractional Shares at net asset value, or at the option of the Shareholder, are paid as cash dividends monthly by credit to a Shareholder's brokerage account with Wayne Hummer. Dividends are taxable to Shareholders whether received in cash or reinvested in additional Shares, as described below. See "TAXES."

                                     TAXES

  Please refer to information concerning taxes which is found in the Prospectus under the headings "Dividends" and "Taxes," which is incorporated by reference herein.

FEDERAL INCOME TAX

  The Trust intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, as it has since its inception. If so qualified, the Trust will not be subject to federal income tax to the extent that it distributes its net investment income and realized capital gains. Distributions of net income including any short-term capital gains are taxable to Shareholders as ordinary income, whether such distributions are received in cash or reinvested in additional Shares. No distributions made by the Trust are expected to qualify for the dividends-received deduction available to corporate Shareholders.

OTHER TAXES

  The Trust may be subject to tax in certain states where it does business. Further, in those states which have income tax laws, the tax treatment of the Trust and of Shareholders with respect to distributions by the Trust may differ from federal income tax treatment. In particular, distributions may be subject to state and local income taxes as dividend or interest income even though a substantial portion of such distributions may be derived from interest on United States Government instruments which might be exempt from such taxes if received directly by the Shareholder. Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes.

                             INDEPENDENT AUDITORS

  The Trust's independent auditors are Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, who audit and report on the Trust's annual financial statements, review certain regulatory reports and the Trust's federal income tax return, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust. The selection of independent auditors is subject to ratification by the Trust's Shareholders should a meeting of Shareholders be held.

              CUSTODIAN AND TRANSFER AND DIVIDEND CREDITING AGENT

  State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian for the Trust's assets and as the Trust's Transfer and Dividend Crediting Agent.

  The Custodian is responsible for holding all securities and cash of the Trust, receiving and paying for securities purchased, delivering securities sold upon payment therefor, receiving and collecting income from investments, making all payments covering expenses of the Trust, and performing other administrative duties, all as directed by authorized persons. The Custodian does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Trust. The Trust has authorized the Custodian to deposit certain portfolio securities in central depository systems as permitted under Federal law. The Trust may invest in obligations of the Custodian and may purchase securities from or sell securities to the Custodian.

                            REPORTS TO SHAREHOLDERS

  The Trust sends to its Shareholders various financial reports ("Reports") such as unaudited semi-annual financial statements and fiscal year-end financial statements audited by the Trust's independent auditors. To reduce expenses, only one copy of most Reports may be mailed to all accounts with the same social security or taxpayer identification number or to all Shareholders in the same household. Shareholders may call or write Wayne Hummer to request that copies of Reports be mailed to each account with a common taxpayer number or to two or more Shareholders in the same household.

                           FINANCIAL STATEMENTS AND
                        REPORT OF INDEPENDENT AUDITORS

  The financial statements and the report of independent auditors contained in the Trust's annual report to Shareholders entitled "Annual Financial Statements (Audited)" for the fiscal year ended March 31, 1998 were filed with the Securities and Exchange Commission on May 22, 1998 and are incorporated herein by reference.

                                   APPENDIX

               DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

Description of Moody's Investors Service, Inc.'s two highest bond ratings:

  AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

Description of Standard & Poor's Corporation's two highest bond ratings:

  AAA--Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

  AA--Bonds rated AA also qualify as high-grade obligations and, in the majority of instances, differ from AAA issues only in a small degree. Here, too, prices move with the long-term money market.

Description of Moody's Investors Service, Inc.'s three highest commercial paper ratings:

  Among the factors considered by Moody's Investors Service, Inc. in assigning commercial paper ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of the risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strength and weakness in respect to these criteria would establish a rating in one of three classifications: Prime-1; Prime-2; or Prime-3.

Description of Standard & Poor's Corporation's three highest commercial paper ratings:

  Commercial paper rated "A" by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is generally rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.